----------------------------------------------------------------------------

----------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 15, 2008

                         SunCom Wireless Holdings, Inc.
  ----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                   1-15325                     23-2974475
  --------------             ----------------            -----------------
 (State or other         (Commission File Number)        (I.R.S. Employer
  jurisdiction of                                        Identification No.)
  incorporation)

                               1100 Cassatt Road
                           Berwyn, Pennsylvania 19312
  ----------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (610) 651-5900
  ----------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


  ----------------------------------------------------------------------------

             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

Item 1.01. Entry into a Material Definitive Agreement

On February 14, 2008, SunCom Wireless, Inc. ("SunCom"), our wholly-owned subsidiary, successfully completed a consent solicitation related to its outstanding 8 1/2% senior notes due 2013 (the "Notes"). SunCom was soliciting consents to amend certain provisions of the indenture governing the Notes. The consent solicitation expired at 5:00 pm New York City time on February 14, 2008, and at that time SunCom had received consents to the proposed amendments from a majority in principal amount of Notes (other than Notes disregarded in accordance with the terms of the indenture governing the Notes). A copy of SunCom's press release announcing completion of the consent solicitation is attached to this report as Exhibit 99.1.

On February 15, 2008, SunCom and the indenture trustee signed a supplemental indenture giving effect to the amendments. The amendments to the indenture governing the Notes eliminate substantially all the existing requirements for SunCom to provide periodic reports and financial statements. The amendments also limit SunCom's compliance certificate obligations to the requirements set forth in the Trust Indenture Act. However, under the terms of the supplemental indenture, the amendments will not be operative until the merger between SunCom Wireless Holdings, Inc. and a wholly-owned subsidiary of T-Mobile USA, Inc. is closed and the consent payment is made to eligible holders.

Item 9.01. Financial Statements and Exhibits.

        (a) Not applicable.

        (b) Not applicable.

        (c) Not applicable.

        (d) Exhibits:

         4.1 Indenture, dated as of June 13, 2003, among Triton PCS, Inc., the Guarantors thereto and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.1 to the Form 8-K/A of Triton PCS Holdings, Inc. filed June 16, 2003).
         4.2 Supplemental Indenture, dated as of November 18, 2004, by and among Triton PCS, Inc., Affiliate License Co., L.L.C. and The Bank of New York, to the Indenture, dated as of June 13, 2003, among Triton PCS, Inc., the Guarantors thereto and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.9 to the Form 10-K of Triton PCS Holdings, Inc.
                  for the year ended December 31, 2004).
         4.3 Supplemental Indenture dated as of January 27, 2005, by and among Triton PCS, Inc., AWS Network Newco, LLC SunCom Wireless International, LLC, SunCom Wireless Puerto Rico Operating Company, LLC, Triton Network Newco, LLC and The Bank of New York, to the Indenture, dated as of June 13, 2003, among Triton PCS, Inc., the Guarantors thereto and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.10 to the Form 10-K of Triton PCS Holdings, Inc. for the year ended December 31, 2004).
         4.4 Supplemental Indenture dated as of February 15, 2008 by and among SunCom Wireless, Inc. and The Bank of New York, to the Indenture, dated as of June 13, 2003, among SunCom Wireless, Inc., the Guarantors thereto and The Bank of New York, as trustee.
         99.1     Press release dated February 15, 2008.

                                   SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SUNCOM WIRELESS HOLDINGS, INC.

Dated: February 15, 2008               By:  /s/ Eric Haskell
                                           ----------------------------
                                           Eric Haskell
                                           Executive Vice President and
                                           Chief Financial Officer

                                                                 Exhibit 4.4









                              SUNCOM WIRELESS, INC.
                                       and
                        THE BANK OF NEW YORK, as Trustee


                             SUPPLEMENTAL INDENTURE
                          Dated as of February 15, 2008
                                       TO
                                   INDENTURE,
                            Dated as of June 13, 2003


                          8 1/2% Senior Notes due 2013

                             SUPPLEMENTAL INDENTURE
     THIS SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of February 15, 2008, to the Indenture, dated as of June 13, 2003 and the supplemental indentures dated as of November 18, 2004 and January 27, 2005 (collectively, the "Indenture"), is entered into by and among SUNCOM WIRELESS, INC. (f/k/a TRITON PCS, INC.), a Delaware corporation (hereinafter called the "Company"), the GUARANTORS party thereto (the "Guarantors") and THE BANK OF NEW YORK, as trustee (the "Trustee"). Capitalized terms used in this Supplemental Indenture and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.

                              W I T N E S S E T H:

     WHEREAS, the Company, the Guarantors and the Trustee have heretofore executed and delivered the Indenture, and the Company has issued pursuant to the Indenture $725,000,000 aggregate principal amount of 8 1/2% Senior Notes Due 2013 (the "Securities");

    WHEREAS, the Company's parent, SunCom Wireless Holdings, Inc. ("SunCom"), a Delaware corporation, entered into an Agreement and Plan of Merger dated September 16, 2007, by and among SunCom, T-Mobile USA, Inc., a Delaware corporation, and Tango Merger Sub, Inc., a Delaware corporation pursuant to which, upon the satisfaction of certain conditions, Tango Merger Sub, Inc. will be merged with and into SunCom (the "Merger"), with SunCom surviving the Merger as a wholly-owned subsidiary of T-Mobile USA, Inc.;

      WHEREAS, Section 9.02 of the Indenture provides that the Company, the Guarantors and the Trustee may amend or supplement the Indenture and the Securities with the written consent of the Holders of at least a majority in principal amount of the outstanding Securities;

      WHEREAS, the Company, has solicited the consent of the Holders of the outstanding Securities to certain amendments to the Indenture (the "Consent Solicitation") pursuant to that certain Consent Solicitation Statement dated February 1, 2008 (the "Consent Solicitation Statement");

      WHEREAS, the Company has received and delivered to the Trustee written consents of the Holders of not less than a majority in outstanding principal amount of the Securities (other than securities to be disregarded in accordance with the terms of the Indenture) to the amendments to the Indenture set forth in this Supplemental Indenture;

      WHEREAS, the Company has been authorized by a resolution of its Board of Directors to enter into this Supplemental Indenture; and

      WHEREAS, all other acts and proceedings required by law, by the Indenture and by the certificate of incorporation and by-laws of the Company to make this Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been duly done and performed.

      NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Guarantors party hereto and the Trustee hereby agree as follows:

                                   ARTICLE ONE

                                   DEFINITION

      SECTION 1.01. Definition. When used herein, "Consent Solicitation Completion Event" shall mean such time as each of the following events shall have occurred: (a) the Merger shall have closed; and (b) the Company shall have paid in full to each Holder a payment in the amount of $1.00 for each $1,000 principal amount of

Notes with respect to which such Holder has validly delivered (and not validly revoked) its consent prior to the expiration of the Consent Solicitation.


                                   ARTICLE TWO

                             AMENDMENTS TO INDENTURE

     SECTION 2.01. Deleted Definitions. Upon the occurrence of the Consent Solicitation Completion Event, Section 1.01 of the Indenture shall, without further action by any party hereto, be amended by deleting the definition of each term that is used in the Indenture only in the Sections thereof that are deleted or revised pursuant to Section 2.02 hereof.

     SECTION 2.02. Amended Provisions. Upon the occurrence of the Consent Solicitation Completion Event, the text of each of the following Sections of the Indenture shall, without further action by any party hereto, be amended as follows:

     (a) Section 4.11 of the Indenture shall be amended to state, in its entirety, the following:

     "Section 4.11.  Compliance Certificate.

            The Company shall comply with Section 314(a)(4) of the Trust Indenture Act. The date of delivery of the first compliance certificate delivered hereunder shall be no later than 45 days after the fiscal quarter ending September 30, 2008."

     (b) Section 4.12 of the Indenture shall be amended to state, in its entirety, the following:

     "Section 4.12.  Provision of Financial Information.

            The Company will, for so long as any Notes remain outstanding, furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act. The Company shall comply with Section 314(a) of the Trust Indenture Act."

                                  ARTICLE THREE

                                  MISCELLANEOUS

      SECTION 3.01. Continuing Effect of Indenture. Except as expressly provided herein, all of the terms, provisions and conditions of the Indenture and the Securities outstanding thereunder shall remain in full force and effect.

      SECTION 3.02. Construction of Supplemental Indenture. The Supplemental Indenture is executed as and shall constitute an indenture supplemental to the Indenture and shall be construed in connection with and as part of the Indenture. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

      SECTION 3.03. Trust Indenture Act Controls. If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision of this Supplemental Indenture or the Indenture that is required to be included by the Trust Indenture Act of 1939 as in force at the date as of which this Supplemental Indenture is executed, the provision required by said Act shall control.

      SECTION 3.04. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      SECTION 3.05. Trustee. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture. The recitals and statements herein are deemed to be those of the Company and not of the Trustee.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, as of the day and year first above written.

        COMPANY:          SUNCOM WIRELESS, INC.

                          By:  /s/ Eric Haskell
                               --------------------------
                          Name:  Eric Haskell
                          Title: Chief Financial Officer


        GUARANTORS:       SUNCOM WIRELESS MANAGEMENT COMPANY, INC.

                           By:  /s/ Eric Haskell
                                --------------------------
                           Name:  Eric Haskell
                           Title: Chief Financial Officer

                          TRITON PCS FINANCE COMPANY, INC.

                          By:  /s/ Brian Wogram
                              --------------------------
                          Name:  Brian Wogram
                          Title: Chief Financial Officer

                          TRITON PCS HOLDINGS COMPANY L.L.C.
                          TRITON PCS EQUIPMENT COMPANY L.L.C.
                          SUNCOM WIRELESS OPERATING COMPANY, L.L.C.
                          TRITON PCS INVESTMENT COMPANY L.L.C.
                          AFFILIATE LICENSE CO., L.L.C.
                          SUNCOM WIRELESS PUERTO RICO PROPERTY COMPANY L.L.C. SUNCOM WIRELESS INTERNATIONAL LLC
                          SUNCOM WIRELESS PUERTO RICO OPERATING COMPANY LLC TRITON NETWORK NEWCO, LLC

                          By: SUNCOM WIRELESS MANAGEMENT COMPANY, INC., their Manager

                          By:   /s/ Eric Haskell
                               --------------------------
                          Name:  Eric Haskell
                          Title: Chief Financial Officer


        TRUSTEE:          THE BANK OF NEW YORK

                           By:  /s/ Mary LaGumina
                               --------------------------
                           Name:  Mary LaGumina
                           Title: Vice President

                                                                Exhibit 99.1


February 15, 2008


                                        ANALYST CONTACT: Steven M. Somers, CFA
                                      Executive Director of Investor Relations
                                                       & Corporate Development
                                                                  610-651-5900
                                                            ssomers@suncom.com


     SunCom Wireless Receives Requisite Consents in Consent Solicitation and
           Amends Indenture Governing its 8 1/2% Senior Notes Due 2013

BERWYN, Pa (February 15, 2008) - SunCom Wireless, Inc. ("SunCom"), a wholly-owned subsidiary of SunCom Wireless Holdings, Inc. ("SunCom Holdings"), today announced that it had received, as of 5:00 p.m., New York City time, on February 14, 2008 (the "Expiration Time") consents from holders of approximately $686,515,000 (representing receipt of consents from a majority of the principal amount held by holders other than certain significant holders that SunCom has chosen to treat as affiliates for purposes of the consent solicitation) (the "Requisite Consents") of SunCom's outstanding 8 1/2% Senior Notes due 2013 (the "Notes") pursuant to its previously announced consent solicitation for the Notes. SunCom has notified The Bank of New York, trustee under the indenture governing the Notes, that it has received the Requisite Consents (the "Trustee Notification"), terminating the revocation rights of holders who had delivered their consents prior to the Trustee Notification.

As a result of the receipt of the Requisite Consents, SunCom entered into a supplemental indenture incorporating the proposed amendments. The supplemental indenture provides that, upon the closing of the proposed merger between SunCom Holdings and a wholly-owned subsidiary of T-Mobile USA, Inc. (the "Merger") and the payment by SunCom of the consent payment to holders of Notes who validly delivered (and did not revoke) their consent prior to the Expiration Time, substantially all the existing requirements will be eliminated for SunCom to provide periodic reports and financial statements and SunCom's compliance certificate obligations will be limited to the requirements set forth in the Trust Indenture Act.

Upon the consummation of the Merger and other conditions described in the consent solicitation statement being met or waived, SunCom will promptly pay a consent payment to each holder who delivered (and did not validly revoke) a consent prior to the Expiration Time. The consent payment will be in the amount of $1.00 for each $1,000 principal amount of Notes with respect to which such holder validly delivered a consent.

Citi acted as solicitation agent and Global Bondholder Services acted as the information agent and tabulation agent for the consent solicitation.

This press release is for informational purposes only and is not a solicitation of consent with respect to the Notes. The consent solicitation was made solely pursuant to the consent solicitation statement and the related consent form, which set forth the complete terms of the consent solicitation.

SunCom is a provider of digital wireless communications services in the southeastern United States, Puerto Rico and the U.S. Virgin Islands.

www.suncom.com

Forward-Looking Statements

This press release includes "forward-looking statements" that reflect our current views as to future results and events with respect to the expected completion and timing of the Merger and other information relating to the consent solicitation and the Merger. These statements can be identified by the fact that they do not relate strictly to historical or current facts. You should be aware that forward-looking statements involve known and unknown risks and uncertainties. Although SunCom believes that the expectations reflected in these forward-looking statements are reasonable, SunCom cannot assure you that the actual developments or results we anticipate will be realized, or even if realized, that they will have the expected effects on the consent solicitation, the Merger and related transactions. These forward-looking statements speak only as of the date of this release and SunCom undertakes no obligation to update or revise any forward-looking statements made in this press release or elsewhere as a result of new information, future events or otherwise, except as required by law. In addition to other factors and matters contained in this document, we believe the following factors could cause actual events and results to differ materially from those discussed in the forward-looking statements:

o the occurrence of any event, change or other circumstance that could give rise to the termination of the consent solicitation or the merger agreement;

o the outcome of any legal proceedings that have been or may be instituted against SunCom, SunCom Holdings and others relating to the consent solicitation or the Merger;

o the inability to complete the Merger due to the failure to satisfy any remaining conditions to consummation of the Merger;

o        the failure of the Merger to be completed for any other reason;

o the risk that the proposed transaction disrupts current plans and operations and/or results in difficulties in employee retention;

o the amount of the costs, fees, expenses and charges related to the Merger;

o the timing of the completion of the Merger or the impact of the Merger on our capital resources, profitability, cash requirements, management resources and liquidity;

o risks and uncertainties relating to our business (including our ability to achieve strategic goals, objectives and targets over applicable periods), industry performance, the regulatory environment, general business and economic conditions; and

o other risks and uncertainties detailed in our filings with the Securities and Exchange Commission, including our most recent filings on Forms 10-Q and Form 10-K.

The foregoing list and the risks reflected in our filings with the SEC should not be construed to be exhaustive. SunCom believes the forward-looking statements in this press release are reasonable; however, there is no assurance that the actions, events or results of the forward-looking statements will occur or, if any of them do, what impact they will have on the consent solicitation or the Merger. Many of the factors that will determine SunCom's future results or the consummation of the consent solicitation or the Merger are beyond SunCom's ability to control or predict. In light of the significant uncertainties inherent in the forward-looking statements contained in this press release, readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date on which the statements were made. SunCom cannot guarantee any future results, developments, performance or achievements.